UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         September 23, 2004
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                     ENERGY CONVERSION DEVICES, INC.
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(Exact Name of Registrant as Specified in Charter)


    Delaware                         1-8403                    38-1749884
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(State or Other Jurisdiction      (Commission               (IRS Employer
 of Incorporation)                 File Number)              Identification No.)


 2956 Waterview Drive, Rochester Hills, MI                       48309
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code           (248)293-0440
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

      On September 23, 2004, Energy Conversion Devices, Inc. issued a press release disclosing that, in compliance with Nasdaq Marketplace Rule 4350(b)(1)(B), the independent audit report included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 contained an explanatory paragraph relating to the Company's ability to continue as a going concern. A copy of the press release is furnished as Exhibit 99.1 to this report.

Exhibit Index:

99.1  Press Release issued by the Company on September 23, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ENERGY CONVERSION DEVICES, INC.


                               By: /s/ Stephan W. Zumsteg
                                   ------------------------------------------
                                   Vice President and Chief Financial Officer

Date: September 24, 2004